SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                January 31, 2007


                                OPTIONABLE, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                            000-51837                         52-2219407
(State or other jurisdiction        (Commission File number)      (IRS Employer
of incorporation or organization)                            Identification No.)


               465 Columbus Avenue, Suite 280, Valhalla, NY 10595
               (Address of principal executive offices) (Zip Code)

                                 (914) 773-1100
              (Registrant's Telephone Number, Including Area Code)


  555 Pleasantville Road, South Building, Suite 110, Briarcliff Manor, NY 10150
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

                  Effective January 31, 2007, Optionable, Inc. (the "Company") entered into a Service and Repurchase Agreement (the "Opex Agreement") with Opex International, Inc. ("Opex") and Kevin D'Andrea ("D'Andrea"). The Company owns and operates an over-the-counter derivatives brokerage business and Opex operates a natural gas and crude oil brokerage on the floor of the New York Mercantile Exchange. The Company requires a floor broker with access to such an exchange to trade certain derivatives. The Opex Agreement represents the commencement of such a commercial relationship with Opex and is filed as Exhibit
10.1 hereto and the description of its material terms is qualified in its entirety by reference to such exhibit.

                  The Company owns 49% of the issued and outstanding shares of common stock of Opex and 100% of the issued and outstanding shares of its preferred stock. D'Andrea currently owns the 51% of Opex' common stock not owned by the Company and has the right to designate one director of the board of directors of Opex.

                  Also pursuant to the Opex Agreement, D'Andrea granted to the Company an option to purchase the entirety of such common stock for 10 years. D'Andrea agreed that for the duration of the option, he would not sell such common stock or permit it to be encumbered by a lien or security interest.


Item 1.02 Termination of a Material Definitive Agreement.

                  Effective January 31, 2007, the Company and Capital Energy Services LLC ("CES") terminated a Master Services Agreement between them, dated April 1, 2004 (the "CES Agreement"). The CES Agreement set forth the terms whereby the Company provided services relating to CES's natural gas and crude oil brokerage business at the New York Mercantile Exchange. As described in Item
10.1 above and incorporated by reference into this Item 10.2, effective January 31, 2007, the Company entered into an agreement with Opex International, Inc. to provide substantially similar services. The Company did not incur any early termination penalties in connection the CES Agreement's termination.

                  The CES Agreement was filed as Exhibit 10(ii) to the Company's Form SB-2, dated December 22, 1994, and the description of its material terms is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.       Description

10.1 Service and Repurchase Agreement, dated January 31, 2007, between the Company and Opex International, Inc.

10.2 Termination Agreement, dated January 31, 2007, between the Company and Capital Energy Services, LLC.

10.3 Master Services Agreement, dated April 1, 1994, between the Company and Capital Energy Services, LLC (incorporated by reference as Exhibit 10(ii) to Form SB-2 filed on December 22, 1994 (file no. 333-121543).

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     OPTIONABLE, INC.


Date:  February 2, 2007                     By: /s/ Marc-Andre Boisseau
                                                Marc-Andre Boisseau
                                                Chief Financial Officer